Exhibit 10.13


                              CONSULTING AGREEMENT

This CONSULTING AGREEMENT ("AGREEMENT") made this 18th day of October 2006 by and between MASTODON VENTURES, INC., a Texas corporation with offices at 600 Congress Avenue, Suite 1220, Austin, Texas 78701 ("MASTODON") and XA, INC., a Nevada corporation with offices at 875 North Michigan Avenue, Suite 2626, Chicago, Illinois 60611 ("XA").

                              W I T N E S S E T H :

     WHEREAS, XA requires strategic advice regarding its plan for refinancing certain of its existing debt and funding the anticipated growth and expansion in its business; and

     WHEREAS, Mastodon has experience in substantially all aspects of corporate finance, including the provision of strategic advisory services with regard to corporate restructurings, financings, mergers, acquisitions and strategic alliances for private and public companies; and

     WHEREAS, XA wishes to engage Mastodon to act as its non-exclusive strategic advisor in connection with the implementation of its financing plan, and Mastodon is willing to be so engaged, all on and subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and suffieincy of which are hereby acknoweldged, the parties hereto do hereby agree as follows:

1.     XA'S  PLAN.  XA  has  determined  that  it  will seek to raise additional
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capital  for  its  business  activities  and  operating  plan  which will entail restructuring certain of its outstanding equity and debt securities, obtaining required consents from its institutional lender, modifying certain of its executive management agreements, and arranging for the sale of additional equity and debt securities to implement such operating plan (the "OPERATING PLAN").

     The advisory services required of Mastodon in connection with the foregoing activities and the compensation payable to Mastodon for such services are hereinafer described.


2.     MASTODON'S  SERVICES.   XA hereby engages Mastodon as a strategic advisor
       ---------------------
on a non-exclusive basis in connection with XA's Operating Plan, and Mastodon hereby accepts such agreement, on and subject to the terms of this Agreement. Accordingly, Mastodon will render the following advisory services to XA (the "SERVICES"):

          (i) Assist XA in analyzing and evaluating its business, proposed operations and financial condition and requirements;

          (ii) Assist XA in the preparation and implementation of any marketing and/or expansion plan;

          (iii) Assist XA in connection with the screening of potential candidates to serve as members of its Board of Directors and committees thereof;

          (iv) Assist XA in the negotiations with the arrangements between XA and the selling agent in connection with the sale to investors of the Bridge Notes and Bridge Warrants;

          (v) Assist XA with the selection of a broker-dealer or other selling agent (the "Selling Agent") and the negotiation of the terms and provisions of the agreement with the Selling Agent relating thereto and any warrants issued to the Selling Agent in connection therewith;

          (vi) Assist XA with the negotiation of all employment and other agreements and warrants and/or options required to be entered into and/or modified as conditions of closing of the PIPE Financing (hereinafter defined);

          (vii) Assist representatives of the Selling Agent, and its counsel, with all due diligence inquiries relating to XA;

          (viii) Assist XA with developing an approved use and application of the net proceeds from the PIPE Financing to the extent required by the Selling Agent;

          (ix) Assist XA with respect to press releases and other promotional or public disclosures to financial news and other media, broker dealers, financial institutions and XA shareholders in connection with the PIPE Financing;

          (x) Assist XA, when required, with the preparation of a profile of its operations and financial condition for publication in Standard and Poors and other similar publications;

          (xi) Assist XA with the preparation of documents required by it in connection with the PIPE Financing, including any required private placement memorandum;

          (xii) Assist XA with the preparation of its Registration Statement (hereinafter defined) with respect to the PIPE Financing transaction referred to in this Agreement;

          (xiii) Meet with the executive officers and Board members of XA with respect to matters pertaining to the Operating Plan contemplated by XA hereunder; and

          (xiv) Provide such other advisory services in connection with the Operating Plan as XA shall reasonably request of Mastodon.

     MASTODON WILL NOT BE REQUIRED TO RENDER ANY SERVICES HEREUNDER WHICH INVOLVE THE RAISING OF CAPITAL FOR OR ON BEHALF OF XA, ANY SUCH CAPITAL RAISING ACTIVITIES TO BE EFFECTED ONLY THROUGH REGISTERED BROKER DEALERS IN COMPLIANCE WITH APPLICABLE LAW.

     XA will provide Mastodon with all financial and business information and documentation concerning XA which is reasonably requested by Mastodon hereunder with respect to the Services to be performed by Mastodon hereunder, to the extent such information and documentation is available without XA incurring any unreasonable effort or expense therefor. In addition, XA will make its executive officers and members of its Board of Directors available to Mastodon, upon reasonable advance notice and request of Mastodon, for the purpose of providing information to Mastodon in connection with its Services hereunder.

     Mastodon will devote such of its time and efforts as it determines is necessary for the performance of its Services hereunder. XA acknowledges that Mastodon is acting as an independent contractor and not in any other capacity hereunder.

      Mastodon hereby acknowledges that all decisions relating to the Services and advice provided to XA by Mastodon hereunder will, except as otherwise provided elsewhere in this Agreement, be made exclusively by XA, in its sole and absolute discretion, and Mastodon will have no right or authority to make any such decisions or to otherwise bind XA to any obligation or commitment without the written consent of XA. Mastodon shall not be liable under any circumstances for any damage, liability, cost or expense incurred by XA as a consequence of any Services performed for Mastodon hereunder, except for any judicially determined intentional misconduct of Mastodon.

     XA further agrees that if Mastodon is asked to provide any other services to XA relating to this Agreement which are not specifically provided for in this Agreement, then such services shall constitute separate agreements and the terms and conditions of any such separate agreements will be subject to and embodied in one or more separate written agreements containing provisions and terms to be mutually agreed upon, including without limitation, appropriate indemnification provisions.

3.     MASTODON'S  COMPENSATION.  Mastodon shall receive payment from XA for all
       -------------------------
actual out-of-pocket costs and expenses incurred by Mastodon (including its counsel fees), which are pre-approved in writing by XA, in connection with the negotiation and performance of its Services under this Agreement. Such expense reimbursements shall be made by XA within fifteen (15) days after XA's receipt of Mastodon's invoice therefor.

     XA  has  unconditionally  issued to Mastodon (and/or its designees), a five
(5) year common stock purchase warrant, entitling it to purchase 666,667 shares of XA's common stock at an exercise price of $.30 per share (the "First Mastodon Warrant"). XA has also issued an additional common stock purchase warrant entitling Mastodon (or its designees) to purchase 1,000,000 shares of XA's common stock during a five (5) year period (the "Second Mastodon Warrant"), the right to exercise of which is conditioned upon the consummation of the PIPE Financing or a Change of Control within one (1) of the date of this Agreement first written above, as defined below (each a "Vesting Event"). The five (5) year exercise period of the Second Mastodon Warrant will commence upon a Vesting Event and such warrant shall be exercisable at an exercise price equal to the lesser of $1.10 per share or 125% of the offering price of the shares to investors in the PIPE Financing, or in the event of a Change of Control prior to the consummation of the PIPE Financing, such common stock purchase warrant will be exercisable at an exercise price of $1.10 per share. The First and Second Mastodon Warrants will have the same terms (other than the number of shares, exercise price, and vesting provisions) as the warrants issued by XA in its recent private placement of convertible promissory notes, including any anti-dilution rights. In addition, such warrants will be transferable, Mastodon having informed XA that it intends to transfer from the First Mastodon Warrant the right to purchase 82,400 shares thereunder to Gusrae Kaplan Bruno & Nusbaum, PLLC and the right to purchase 54,933 shares thereunder to David Loev, Esq. Mastodon has further informed XA that it intends to transfer from the Second
Mastodon Warrant the right to purchase 150,000 shares thereunder to Gusrae Kaplan Bruno & Nusbaum, PLLC and the right to purchase 100,000 shares thereunder to David Loev, Esq.

     XA agrees that Mastodon will have the first right, at its election, to sell all or a portion of the shares of XA's common stock then owned by Mastodon as a result of Mastodon's exercise of the First Mastodon Warrant, in the PIPE Financing to the extent that sales of at least $3,000,000 of XA's securities are consummated in such financing by the Selling Agent (if any) (i.e., if Mastodon exercises such right, such shares owned by it will be the next shares sold in the PIPE Financing following the consummation of $3,000,000 of sales of XA's securities therein).

     A "Change of Control" shall mean the adoption of a plan of merger or consolidation of XA with any other corporation or entity as a result of which the holders of the voting capital stock of XA as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; or the approval by the Board of Directors of XA of an agreement providing for the sale or transfer of substantially all the assets of XA.

     Notwithstanding the foregoing, or any other provision of this Agreement to the contrary, at no time will Mastodon own 5% or more of the issued and outstanding shares of XA's common stock or otherwise have the right to exercise control over the operations of XA, except with respect or prior to a Change of Control.

     XA contemplates the sale to Investors, at a per share price to be mutually agreed upon between XA and the Selling Agent of shares of its common stock in a private placement, with an aggregate minimum gross offering price of $3,000,000 (the "PIPE Financing"). The PIPE Financing shall also include underwritten offerings. XA also contemplates that it will file a registration statement (the "Registration Statement") in connection with the PIPE Financing (which will include the First and Second Mastodon Warrants and the shares of common stock underlying same).

     Mastodon agrees that if a Vesting Event has not occurred within one (1) year from the date of this Agreement, neither the First Mastodon Warrant nor the Second Mastodon Warrant shall vest to Mastodon, and all rights under the First Mastodon Warrant and Second Mastodon Warrant shall expire.

4.     INDEMNIFICATION.  Since  Mastodon  will  be  acting on behalf of XA in an
       ----------------
advisory capacity in connection with this Agreement, XA agrees to the indemnity provisions and other matters set forth in Annex A which is incorporated into this Agreement herein by reference thereto. The indemnity provisions in Annex A shall remain in full force and effect regardless of any completion, modification, termination or expiration of this Agreement.

5.     NON-EXCLUSIVITY;  FUTURE  M&A  SERVICES.  XA  agrees  that  Mastodon's
       ----------------------------------------
engagement  hereunder  as  XA's  strategic advisor with respect to the Operating
       -
Plan  is  non-exclusive.

     If, at any time during the period commencing on the date hereof and ending 24 months after the effective date of the Registration Statement, XA engages in any acquisition, merger or similar transaction with a third party that is introduced by Mastodon (each a "Third Party" and the "Third Party Introduction"), it will engage Mastodon as an advisor with respect thereto.

     Mastodon agrees to provide XA written notice of any proposed Third Party Introduction prior the first contact of XA with such Third Party, and agrees that any party contacted by XA for which XA has not previously received a written Third Party Indroduction from Mastodon shall not be party to or governed by this agreement.

     Mastodon will use its best efforts during the term of this Agreement to assist XA in connection with XA's Operating Plan, however, XA acknowledges that there is no assurance that the Services rendered by Mastodon hereunder will result in the consummation of any transaction contemplated hereby.

6.     DUE  DILIGENCE.  In  order  to  complete  the PIPE Financing contemplated
       ---------------
hereby, XA acknowledges that it will be necessary for the Selling Agent to complete its due diligence inquiries with respect to XA, including, without limitation, on site visits, discussions with management, counsel and the auditors of XA, reviewing actual, historical and projected financial statements of XA, reviewing XA's capital requirements, financial and other obligations, reviewing all material contracts of XA, reviewing the competitive environment as to XA's business and industry, reviewing all key customer and vendor relationships of XA, and a general corporate and legal review, including accounting, leases, litigation and other similar matters pertaining to XA. Additionally, XA will provide audited financial statements for its 2004, and 2005 fiscal years (the "AUDITED FINANCIAL STATEMENTS") not later than 30 days after the date of this Agreement and will provide any additional stub period unaudited financial statements that are required pursuant to the terms of the Selling Agency Agreement. XA will grant the Selling Agent and its authorized representatives access to XA's books, records and personnel for the purpose of completing such due diligence inquiries.

7.     CONFIDENTIALITY. XA shall not disclose the terms of this Agreement or the
       ----------------
fact that XA is in discussions with Mastodon with respect to the transactions contemplated hereby, with any third party other than its key employees, officers, directors, and shareholders and its counsel and advisors, and, in each such case, only on a need-to-know basis, at any time prior to the expiration of the offering period of the PIPE Financing, except as required in any legal documentation prepared in connection therewith.

8.     MASTODON'S  OPINIONS.  No  advice  or  opinion  rendered  by  Mastodon in
       ---------------------
connection with this Agreement, whether formal or informal, written or unwritten, may be disclosed, in whole or in part, or summarized, excerpted from or otherwise referred to by XA without Mastodon's prior written consent. In addition, Mastodon may not be otherwise referred to by XA without its prior written consent.

9.     POST  CLOSING  ANNOUNCEMENTS.  XA  acknowledges that Mastodon may, at its
       -----------------------------
option and expense and after the consummation of the PIPE Financing, place announcements and advertisements or otherwise publicize such financing and Mastodon's role in it (which may include the reproduction of XA's logo and a hyperlink to XA's website) on Mastodon's internet website and in such financial and other newspapers and journals as it may choose, stating that Mastodon has acted as the exclusive strategic advisor to XA in connection with the PIPE Financing. Furthermore, if requested by Mastodon, XA shall include a mutually acceptable reference to Mastodon in any press release or other public announcement made by XA regarding the PIPE Financing.

10.     BINDING AGREEMENT.  Each of Mastodon and XA hereby represent and warrant
        ------------------
to the other that this Agreement, and the transactions contemplated hereby, have been approved by all requisite corporate action required to create a binding obligation of each of the parties hereto.

11.     MISCELLANEOUS.  This  Agreement, including the Annex hereto, constitutes
        --------------
the sole and entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations, warranties, arrangements and understandings, whether oral or written, express or implied, between the parties hereto with respect to the subject matter hereof and may not be changed or modified except by an instrument in writing signed by the party to be bound thereby. No course of conduct or dealing or trade usage or custom or course of performance by the parties hereto shall constitute or be relied upon as a modification, supplement, or waiver of any provision of this Agreement. This Agreement has been subject to the mutual consultation, negotiation and agreement of the parties hereto and shall not be construed for or against any party hereto on the basis of such party having drafted this Agreement.

     All notices, consents, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties hereto as follows (or to such other addresses as either of the parties hereto shall specify by notice given in accordance with this provision):

               (a)     If  to  Mastodon,  to  it  at:

                       Mastodon  Ventures,  Inc.
                       600  Congress  Avenue,  Suite  1220
                       Austin,  Texas  78701
                       with  a  copy  to:

                       Robert  L.  Blessey,  Esq.
                       51  Lyon  Ridge  Road
                       Katonah,  New  York  10536

               (b)     If  to  XA,  to  it  at:

                       XA,  Inc.
                       875  North  Michigan  Avenue,  Suite  2626
                       Chicago,  Illinois  60611

                       with  a  copy  to:

                       David  M.  Loev, Attorney at Law
                       6300  West  Loop  South,  Suite  280
                       Bellaire,  Texas  77401

All such notices, consents, requests, demands and other communications shall be deemed given when personally delivered as aforesaid, or, if mailed as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

     Neither party hereto may assign this Agreement or its or their respective rights, benefits or obligations hereunder without the written consent of the other party hereto, except that Mastodon may assign its rights to all or part of its compensation hereunder to third parties designated by it.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Nothing contained in this Agreement is intended to confer upon any person or entity, other than the parties hereto, or their respective successors or permitted assigns (and Mastodon's designees), any rights, benefits, obligations, remedies or liabilities under or by reason of this Agreement.

     No waiver of any provision of this Agreement or of any breach thereof shall be effective unless in writing and signed by the party to be bound thereby. The waiver by either party hereto of a breach of any provision of this Agreement, or of any representation, warranty, obligation or covenant in this Agreement by the other party hereto, shall not be construed as a waiver of any subsequent breach or of any other provision, representation, warranty, obligation or covenant of such other party, unless the instrument of waiver expressly so provides.

     This Agreement shall be governed by and construed in accordance with the laws of the jurisdiction of the party that brings any such action to enforce the provisions of this Agreement. In the event XA brings an action, the action shall be governed by the laws of the State of Illinois with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof, except as to applicable federal and state securities laws.

In the event Mastodon brings any such action, the action shall be governed by the laws of the State of Texas with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof, except as to applicable federal and state securities laws. The parties hereto hereby agree that any suit or proceeding arising under this Agreement, or in connection with the consummation of the transactions contemplated hereby, shall be, brought solely in a federal or state court located in Cook County, Illinois if such action is brought by XA, and Travis County, Texas if brought by Mastodon or in any court of competent jurisdiction selected by the mutual consent of the parties, except for any suit or proceeding seeking an equitable remedy hereunder which may be brought in any court of competent jurisdiction. By their execution hereof, XA and Mastodon hereby consent and irrevocably submit to the in personam
                                                                     -- --------
jurisdiction of the federal and state courts located in Cook County, Illinois, or Travis County, Texas (or any such other court of competent jurisdiction) and agree that any process in any suit or proceeding commenced in such courts under this Agreement may be served upon them personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon them in Cook County, Illinois, or Travis County, Texas (or in the city or county in which such other court is located). The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto.
                       --  --------

     The parties hereto hereby agree that, at any time and from time to time after the date hereof, upon the reasonable request of either party hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances, and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement.

      Each party hereto represents and warrants to the other that it has been represented by counsel in connection with the negotiation, preparation, and consummation of this Agreement. Except as expressly provided in this Agreement, each of the parties hereto shall bear all of its or their respective costs and expenses incurred in connection with the negotiation, preparation, execution, consummation, performance and/or enforcement of this Agreement, including, without limitation, the fees and disbursements of their respective counsel, financial advisors and accountants. Notwithstanding the foregoing, in the event of any action or proceeding instituted by either party hereto to enforce the provisions of this Agreement, the party prevailing therein shall be entitled to reimbursement by the other breaching party of the legal costs and expenses incurred by the prevailing party in connection therewith. For purposes hereof, "prevailing party" means the party in whose favor final judgment, after appeal (if any), is rendered with respect to the claims asserted in any such action or proceeding.

      This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument.

     A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.

     The Section headings used in this Agreement have been used for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall remain in full force and effect.

     No remedy set forth in this Agreement is exclusive of any other available remedy or remedies, whether legal or equitable, but each remedy is cumulative and in addition to every other right or remedy provided for under this Agreement or now or hereafter existing at law or in equity. Either party hereto may pursue its rights and remedies concurrently or in any sequence and no exercise of one right or remedy shall be deemed to be an election. No delay by either party hereto shall constitute a waiver, election or acquiescence by such party.

     Unless the context of this Agreement clearly requires otherwise, the plural includes the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning of the phrase "and/or". The words "hereof", "herein", "hereby", "hereunder" and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.


WITNESS:                                    MASTODON  VENTURES,  INC.


/s/ Lori Rynerson                           By /s/ Robert S. Hersch
------------------------------                --------------------------------
                                              Robert  S.  Hersch,  President
Lori Rynerson
-----------------------------

WITNESS:                                    XA,  INC.

/s/ Shelley A. Kasnick                      /s/ Joseph Wagner
-----------------------------               ----------------------------------
Shelley A. Kasnick                          Joseph  Wagner
----------------------------                Chief  Executive  Officer  and
                                            President

                                     ANNEX A
                                     -------


1. In further consideration of the rights, covenants and obligations contained in our agreement dated the date hereof (the "agreement"), in the event that either Mastodon Ventures, Inc. ("Mastodon") or XA, Inc. (the "Company") or any of their affiliates, their respective directors, officers, partners, agents or employees or any of their affiliates, or any other person controlling either such party or any of their affiliates (collectively, the "Indemnified Persons") becomes involved, in any capacity, in any action, claim, suit, investigation or proceeding, actual or threatened, brought by or against any person (each such party being an "Indemnified Party"), including the party to the agreement who is indemnifying the Indemnified Party (the "Indemnifying Party") and/or the stockholders of the Indemnifying Party (if any), in connection with or as a result of or in any way based upon any act or omission of the Indemnifying Party with respect to the agreement or any matter referred to in the agreement, the Indemnifying Party will reimburse such Indemnified Person for its reasonable legal and other expenses (including without limitation the costs and expenses incurred in connection with investigating, preparing for and responding to third party subpoenas or enforcing the agreement) incurred in connection therewith as such expenses are incurred. The Indemnifying Party will also indemnify and hold harmless any Indemnified Person from and against, and such Indemnifying Party agrees that no Indemnified Person shall have any liability to the Indemnifying Party or its owners, parents, affiliates, security holders or creditors for, any losses, claims, damages or liabilities (including actions or proceedings in respect thereof) (collectively, "Losses") (A) related to or arising out of (i) the Indemnifying Party's actions or failures to act (including statements or omissions made or information provided by the Indemnifying Party or its agents) or (ii) actions or failures to act by an Indemnified Person with the Indemnifying Party's consent or in reliance on the Indemnifying Party's actions or failures to act or (B) otherwise related to or arising out of the agreement, or Mastodon's or the Company's performance thereof, except that this clause (B) shall not apply to any Losses that are finally determined by a court or arbitral tribunal to have resulted primarily from the bad faith or willful misconduct of such Indemnified Person. If such indemnification is for any reason not available or insufficient to hold an Indemnified Person harmless, the Indemnifying Party agrees to contribute to the Losses involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Indemnifying Party, on the one hand, and by the Indemnified Party, on the other hand, with respect to the agreement or, if such allocation is determined by a court or arbitral tribunal to be unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand. Mastodon will not be held responsible or liable for actions whereby Mastodon relied on or acted based upon information received from the Company.

2. The Indemnified Party will not, without the Indemnifying Party's prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit, investigation or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes a release of each Indemnified Person from any liabilities or obligations arising out of such action, claim, suit, investigation or proceeding. The Indemnifying Party will not permit any such settlement, compromise, consent or termination to include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Person, without such Indemnified Person's prior written consent. No Indemnified Person seeking indemnification, reimbursement or contribution under this agreement will, without the Indemnifying Party's prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit, investigation or proceeding referred to herein. Any Indemnified Person who or which is required to commence an action to enforce the indemnification rights granted hereunder shall be entitled to be reimbursed for the costs and expenses incurred by such Indemnified Person in connection therewith (including their reasonable counsel fees).

3. Prior to entering into any agreement or arrangement with respect to, or effecting, any merger, statutory exchange or other business combination or proposed exchange (including the Merger), dividend or other distribution or liquidation of all or a significant portion of its assets in one or a series of transactions or any significant recapitalization or reclassification of its outstanding securities that does not directly or indirectly provide for the assumption of the obligations of the Company set forth herein, the Company will notify Mastodon in writing thereof (if not previously so notified) and, if requested by Mastodon, shall arrange in connection therewith alternative means of providing for the obligations of the Company set forth herein, including the assumption of such obligations by another party, insurance, surety bonds or the creation of an escrow, in each case in an amount and upon terms and conditions satisfactory to Mastodon. Similarly, prior to entering into any agreement or arrangement with respect to, or effecting, any merger, statutory exchange or other business combination, dividend or other distribution or liquidation of all or a significant portion of its assets in one or a series of transactions or any significant recapitalization or reclassification of its outstanding securities that does not directly or indirectly provide for the assumption of the obligations of Mastodon set forth herein, Mastodon will notify the Company in writing thereof (if not previously so notified) and, if requested by the Company, shall arrange in connection therewith alternative means of providing for the obligations of Mastodon set forth herein, including the assumption of such obligations by another party, insurance, surety bonds or the creation of an escrow, in each case in an amount and upon terms and conditions satisfactory to the Company.

4. The Indemnifying Party's obligations hereunder shall be in addition to all other rights that any Indemnified Person may have at common law or otherwise. The Company acknowledges that in connection with the agreement Mastodon is acting as an independent contractor and not in any other capacity. This agreement and any other agreements relating to the agreement shall be governed by and construed in accordance with the laws of the State of Illinois in the event an action is brought by the Company hereunder, and in accordance with the laws of the State of Texas in the event an action is brought by Mastodon hereunder, applicable to contracts made and to be performed therein and, in connection therewith, the parties hereto consent to the exclusive jurisdiction of the Federal and State Courts located in Cook County, Illinois or Travis County, Texas and the respective appellate courts thereof. Notwithstanding the foregoing, solely for purposes of enforcing the Company's obligations hereunder, the Company consents to personal jurisdiction, service and venue in any court proceeding in which any claim subject to this agreement is brought by or against any Indemnified Person. MASTODON HEREBY AGREES, AND THE COMPANY HEREBY AGREES ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SECURITY HOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF THE AGREEMENT OR MASTODON'S PERFORMANCE THEREOF.

5. The provisions of this agreement shall apply to the agreement (including related activities prior to the date hereof) and any modification thereof and shall remain in full force and effect regardless of the completion or termination of the agreement. If any term, provision, covenant or restriction herein is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The provisions of this agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (this agreement shall not be assignable in the absence of the written consent of the non-assigning party).

6. This agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this agreement shall be effective as an original for all purposes.

7. Notwithstanding any provision of this agreement to the contrary, Mastodon's liability hereunder shall be limited to the value of the compensation actually received by Mastodon, such value being determined on the date any claim for indemnification hereunder is received by Mastodon.

XA,  INC.

/s/ Joseph Wager
----------------------------------------------
     Joseph  Wagner
     Chief  Executive  Officer  and  President



ACCEPTED  AND  AGREED  TO  AS  OF  THE  DATE  HEREOF:


MASTODON  VENTURES,  INC.


By: /s/ Robert Hersch
   ------------------------------------------
      Robert  Hersch,  President